Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Commission

Date of Report (Date of earliest event reported): June 21, 2001.

USURF America, Inc.

(Exact name of registrant as specified in its charter)

             Nevada                                                           1-15383                                                             72-1346591

(State or other jurisdiction                                 (Commission File No.)                                       (I.R.S. Employer

       of incorporation)                                                                                                                           Identification No.)

8748 Quarters Lake Road, Baton Rouge, Louisiana 70809

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 922-7744

Form 8-K

USURF America, Inc.

Item 5. Other Events and Regulation FD Disclosure.

              On June 21, 2001, the Registration Statement on Form S-1, SEC File No. 333-96027, filed by USURF America, Inc. was declared effective by the SEC.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

              Dated: June 29, 2001.                                      USURF AMERICA, INC.

                                                                                        By: /s/ David M. Loflin

                                                                                                      David M. Loflin

                                                                                                      President